     As filed with the Securities and Exchange Commission on August 7, 2001
                                                       Registration No. 333-____
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              PLX TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                                                94-3008334
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                                870 Maude Avenue
                           Sunnyvale, California 94085
           (Address of Principal Executive Office, Including Zip Code)

                              PLX TECHNOLOGY, INC.
                            1999 STOCK INCENTIVE PLAN
                            (Full Title of the Plans)

                                  Rafael Torres
                Vice President, Finance, Chief Financial Officer
                              PLX Technology, Inc.
                                870 Maude Avenue
                           Sunnyvale, California 94085
                     (Name and Address of Agent for Service)

                                 (408) 774-9060
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                            Stephen J. Schrader, Esq.
                               Heike Fischer, Esq.
                             Morrison & Foerster LLP
                               755 Page Mill Road
                           Palo Alto, California 94304


                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
     TITLE OF                                      PROPOSED MAXIMUM           PROPOSED MAXIMUM
  SECURITIES TO BE           AMOUNT TO BE         OFFERING PRICE PER       AGGREGATE OFFERING PRICE        AMOUNT OF
    REGISTERED                REGISTERED              SHARE (1)                      (1)               REGISTRATION FEE
------------------------ --------------------- ----------------------- ------------------------------- ---------------------
Common Stock, $0.001
par value per share             900,000               $8.81                   $7,929,000.00                  $1,983
===========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) and Rule 457(c) under the Securities Act of 1933, based upon an average of the high and low prices of PLX Technology, Inc. common stock reported on the Nasdaq National Market on July 31, 2001.

     In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

     Copies of all documents which are incorporated herein by reference (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference in such information) will be provided without charge to each person, including any beneficial owner, to whom this prospectus is delivered upon written or oral request. Requests should be directed to PLX Technology, Inc., Investor Relations, 870 Maude Avenue, Sunnyvale, CA 94085, telephone number (408) 774-9060.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by PLX Technology, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

     (a) The contents of the Registrant's Registration Statement on Form S-8, Commission File Nos. 333-38992 and 333-88259, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

     (b) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

     (d) The description of the Registrant's Common Stock which is contained in its Registration Statement on Form 8-A dated April 2, 1999, Commission File No. 000-25699, including any amendment or report filed for the purpose of updating such description.

     All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 8. EXHIBITS.

       Exhibit
       Number     Description
       -------    -----------
         4.1(1)   Amended and Restated Certificate of Incorporation of the Registrant.

         4.2(2)   Registrant's Amended and Restated Bylaws.

         5.1      Opinion of Morrison & Foerster LLP

         23.1     Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

         23.2     Consent of Ernst & Young LLP, Independent Auditors

         25.1     Power of Attorney (Page 4)

 ------------------
(1) Incorporated by reference to Exhibit 3.1 previously filed with the Company's Registration Statement on Form S-1 (Registration No. 333-71795).

(2) Incorporated by reference to Exhibit 3.2 previously filed with the Company's Registration Statement on Form S-1 (Registration No. 333-71795)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, PLX Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on August 7, 2001.

                                    PLX TECHNOLOGY, INC.


                                    By: /s/ Michael J. Salameh
                                        ---------------------------
                                        Michael J. Salameh
                                        President

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Michael
J. Salameh and Rafael Torres, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              Signature                                   Capacity                    Date
              ---------                                   --------                    -----
      /s/ Michael J. Salameh                         President and Director      August 7, 2001
----------------------------------------             (Principal Executive
          Michael J. Salameh                          Officer)


      /s/ Rafael Torres                              Vice President, Finance,    August 7, 2001
----------------------------------------             Chief Financial Officer
          Rafael Torres                              and Secretary (Principal
                                                     Financial and Accounting
                                                     Officer)

                                                     Chairman of the Board and   August 7, 2001
----------------------------------------             Director
      D. James Guzy


                                                     Director                    August 7, 2001
----------------------------------------
      Timothy Draper


      /s/ Eugene Flath                               Director                    August 7, 2001
----------------------------------------
          Eugene Flath


      /s/ Young K. Sohn                              Director                    August 7, 2001
----------------------------------------
          Young K. Sohn


      /s/ John H. Hart                               Director                    August 7, 2001
----------------------------------------
          John H. Hart

                                INDEX TO EXHIBITS


       Exhibit
       Number     Description
       -------    -----------
         4.1(1)   Amended and Restated Certificate of Incorporation of the Registrant.

         4.2(2)   Registrant's Amended and Restated Bylaws.

         5.1      Opinion of Morrison & Foerster LLP

         23.1     Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

         23.2     Consent of Ernst & Young LLP, Independent Auditors

         25.1     Power of Attorney (Page 4)

 ------------------
(1) Incorporated by reference to Exhibit 3.1 previously filed with the Company's Registration Statement on Form S-1 (Registration No. 333-71795).

(2) Incorporated by reference to Exhibit 3.2 previously filed with the Company's Registration Statement on Form S-1 (Registration No. 333-71795)